UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2004

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Blair Mill Road, Willow Grove, PA		19090
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The purpose of this Form 8-K is to make conforming disclosures to those included in the Company’s September 30, 2004 Registration Statements on Form S-1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP (Registered Independent Public Accounting Firm).

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three fiscal years ended September 30, 2003, 2002 and 2001 and for the three and nine months ended June 30, 2004 and 2003.

99.2	Consolidated Financial Statements for the three fiscal years ended September 30, 2003, 2002 and 2001 and Condensed Consolidated Financial Statements for the three and nine months ended June 30, 2004 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: October 5, 2004	By:	/s/ Maurice E. Carson

Maurice E. Carson
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP (Registered Independent Public Accounting Firm).

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three fiscal years ended September 30, 2003, 2002 and 2001 and for the three and nine months ended June 30, 2004 and 2003.

99.2	Consolidated Financial Statements for the three fiscal years ended September 30, 2003, 2002 and 2001 and Condensed Consolidated Financial Statements for the three and nine months ended June 30, 2004 and 2003.